                                                 EXHIBIT 10.2

                                   EXECUTIVES
                                   ----------



      Name                                         Name
      ----                                         ----

Robert P. Barone                                  Robert W. Mahoney


William T. Blair                                  Gerald F. Morris


David Bucci                                       Edgar N. Petersen


Frank G. D'Angelo                                 Charles B. Scheurer


Warren W. Dettinger                               Gregg A. Searle


Reinoud G. J. Drenth                              Robert L. Stockamp


Donald E. Eagon, Jr.                              Alben W. Warf


Charee Francis-Vogelsang                          Robert J. Warren


Bartholomew J. Frazzitta



Michael J. Hillock



Larry D. Ingram


                                      42